WWWT -- W3 Group Inc.
Com (No Par)(New)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 17, 2006

                   AFTERSOFT GROUP, INC. f/k/a W3 Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-27083                   84-1108035
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

        Savannah House 5th Floor 11Charles II Street
                    London SW1Y 4AU UK                            83728
          (Address of principal executive offices)              (Zip Code)

               60 East 42nd Street, Suite 1163
                        New York, NY                              10165
(Former name or former address if changed since last report)    (Zip Code)

                                +44 207 451 2468
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Financials Statements

Item 4.02 Non-reliance on Previously released Financial Statements or a Related Audit Report or Completed Interim Review.

The Company filed the financial statements and Report of the Independent Registered Accountants in error. The audit of the financial statements of the Aftersoft Group Inc is in process and the financial statements and reacted Report if Independent Accountants will be filed when the audit is completed


Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2005, W3 Group, Inc. (the "Company") consummated an Acquisition Agreement ("Agreement") to acquire all of the outstanding shares of common stock of Aftersoft Group, Inc., a Delaware corporation ("Aftersoft") in exchange for the issuance of 32,500,000 newly issued shares of the Company, par value $.0001 per share (the "Common Stock"), to Auto Data Network, Inc. (ADN), a Delaware corporation and the sole shareholder of Aftersoft. The Company reported entry into the Agreement on the Current Report on Form 8-K dated July 22, 2005.

The shares so issued are "restricted shares" and may not be disposed of except in compliance with an applicable exemption from registration under U.S. securities laws or pursuant to an effective registration statement under U.S. securities laws. Pursuant to the Agreement and as a result of consummation of the Agreement, the current shareholders of the Company own 1,601,167 shares, or approximately 4.7% of the 34,101,167 total outstanding shares of the Company Common Stock and ADN owns 32,500,000 shares approximately 95.3% of the total outstanding shares. .Concurrent with the closing of the transaction, the Board of Directors of the Company appointed three additional directors designated by ADN to serve until the next annual election of directors. In addition, concurrent with the close of the transaction, the Company (1) changed its corporate name from W3 Group, Inc. to Aftersoft Group, Inc., (2) changed its corporate address to California, and replaced the Company's corporate officers..

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety and incorporated by reference to the full text of the Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K dated July 22, 2005.

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


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

See the response to Item 1.01 above, which is specifically incorporated herein by reference. The parties to the Agreement were unrelated third parties prior to the completion of the Acquisition on December 21, 2005 and the terms thereof were negotiated on an arms-length basis.

Aftersoft Group is a leading provider of business and supply chain management solutions primarily to automotive parts manufacturers, retailers, tire and service chains, independent installers and wholesale distributors in the automotive aftermarket. The Company conducts its businesses through subsidiaries with operations in Europe and North America. MAM Software Limited is the leading supplier of software to the automotive parts market in the U.K. MAM Software consists of MAM Autopart Ltd, MAM AutoCat Ltd. and MAM Autowork Ltd., which are all based in Sheffield, UK. Aftersoft Network North America, Inc. is comprised of AFS Warehouse Distribution Management, Inc. and AFS Tire Management Inc., which are based in San Juan Capistrano, California and AFS Autoservice, Inc., which is based in Allentown PA. Aftersoft Network North America was formerly known as CarParts Technologies Acquisition Corp. and AFS Tire Management was formerly known as CarParts Technologies, Inc. Together these subsidiaries are the second largest supplier of software to the automotive parts market in the U.S.

Item 2.02 Results of Operations and Financial Condition.

On December 21, 2005, the Company announced an EBITDA of 14 cents per share and earning of 9 cents per share (before one time exceptional items) for the fiscal year ended June 30, 2005 for the combined entity.

Management's Financial Plan of Operation and Financial Statements for the Company are included in Form 10-SB, which is specifically incorporated in its entirety herein by reference and attached hereto as Exhibit 99.1. Please see
Exhibit 99.1 for a fuller description of Aftersoft and its businesses as a result of the transaction.

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


Section 3 - Securities and Trading Market

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Agreement completed on December 21, 2005, the Company issued 32,500,000 shares of Common Stock, par value $0.001, to ADN in a non-public issuance exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(1), Section 4(6) and/or Regulation D. The shares so issued are "restricted shares" and may not be disposed of except in compliance with an applicable exemption from registration under U.S. securities laws or pursuant to an effective registration statement under U.S. securities laws.


Section 5- Corporate Governance and Management

Item 5.01 Changes in Control of Company.

Pursuant to the terms of the Agreement, effective December 21, 2005, three additional directors were appointed to the Company's Board, making a total of six directors in all. The executive officers of the Company were also replaced. The names, positions and biographical information of the new management is set forth in Exhibit 99.1, which is specifically incorporated herein by reference.

Also as a part of the Acquisition, the Registrant issued 32,500,000 shares of its Common Stock to ADN, which holds 95.3% of the outstanding shares and therefore has voting control of the Company.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As a part of the Acquisition, Robert Gordon and William C. Hayde resigned as the officers of the Company, effective December 21, 2005. Mr. Gordon resigned as President and Mr. Hayde resigned as Secretary. Mssrs. Gordon and Hayde will remain directors as will the other current director, Joseph J. Messina. The following three persons were appointed as the principal executive, financial and operating officers as well as new directors of the Company.

Name                             Positions
----                             ---------
Ian Warwick                      Chief Executive Officer, President and Director
Mike Jamieson                    Chief Operating Officer and Director
Michael O'Driscoll               Chief Financial Officer and Director

All officers and directors of the Registrant are as set forth in Exhibit 99.1 hereto, which is specially incorporated by reference.

The Company intends to form, but doesn't yet have standing audit, nominating and compensation committees.

The Company intends to form those committees immediately.

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


Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The Company amended its articles of incorporation on December 21, 2005, to change its corporate name to Aftersoft Group, Inc. That amendment is filed herewith as Exhibit 3 (i), and is specifically incorporated herein by reference.


Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements are incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K:

Aftersoft Group Inc. Consolidated Financial Statements for fiscal years ended June 30, 2005 and 2004

Aftersoft Group Inc. Consolidated Financial Statements for the three months ended September 30, 2005 and 2004

Aftersoft Group Inc. Consolidated Financial Statements as of December 21, 2005

Aftersoft Group, Inc. Statement of Operations for period from July 1, 2005 to December 21, 2005

(b) Pro forma financial information. W3 Group, Inc. and Aftersoft Group, Inc. Unaudited pro forma balance sheet as of June 30, 2005 W3 Group, Inc. and Aftersoft Group, Inc. Unaudited pro forma condensed combined balance sheet as of September 30, 2005 W3 Group, Inc. and Aftersoft Group, Inc. Unaudited pro forma consolidated statement of operations for three months ended September 30, 2005

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit
Number           Description
-------------    -----------------------------------------------------------
Exhibit 3 (i)    Certificate of Amendment to Certificate of Incorporation of
                 W3 Group, Inc. :

Exhibit 99.1     Aftersoft Group, Inc. Form 10-SB

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

(b) Pro forma financial information

                    W3 Group, Inc. and Aftersoft Group, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                              As of June 30, 2005
                      (In thousands, except loss per share)

                                                                                   Pro
                                       W3 Group,           Aftersoft              Forma                  Pro
                                         Inc.              Group,Inc.            Increase               Forma
                                       [Parent]           [subsidiary]          (decrease)             Combined
                                    ---------------      ---------------      ---------------      ---------------
CONDENSED BALANCE SHEET
Current Assets                      $            --      $         5,478      $            --      $         5,478
Property & Equipment, Net                        --                  521                   --                  521
Intangibles                                                           --               27,260 [A]           27,260
Other Long Term Assets                           --                   36                   --                   36
                                    ---------------      ---------------      ---------------      ---------------
Total Assets                        $            --      $        33,295      $            --      $        33,295
                                    ===============      ===============      ===============      ===============

LIABILITIES & EQUITY
Total Current Liabilities           $            --      $         7,421      $            40 [B]  $         7,461
Total Liabilities                                --                4,370                  (98)[A]            4,272
Total Stockholders Equity                        --               21,504                   58 [B,E,         21,562
                                                                                               D,E]
                                    ---------------      ---------------      ---------------      ---------------
Total Liabilities & Equity          $            --      $        33,295      $            --      $        33,295
                                    ===============      ===============      ===============      ===============

CONDENSED STATEMENT OF OPERATIONS
Revenues                            $            --      $        22,062      $            --      $        22,062
Operating costs & expenses                       --              (19,658)                 (40)[B,E]        (19,698)
Interest and finance charges                     --                 (117)                  98 [D]              (19)
Provision for income taxes*                                           --                 (231)                (231)
                                    ---------------      ---------------      ---------------      ---------------
Net income / (loss)                 $            --      $         2,056      $            58      $         2,114
                                    ===============      ===============      ===============      ===============
PER COMMON SHARE                                                                                   $          0.06
                                                                                                   ===============
WEIGHTED AVERAGE SHARES OUTSTANDING                                                                $        34,051
                                                                                                   ===============

NOTE 1 - PRO FORMA ADJUSTMENTS

On December 21, 2005, SUBSIDIARY was acquired by PARENT pursuant to an Agreement signed on July 19, 2005. The agreement called for PARENT to issue 32,500,000 shares of common stock to the shareholders of SUBSIDIARY for 100% of the outstanding shares of SUBSIDIARY. The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be approximately 95.4% of the ongoing shareholders of PARENT.

Pro forma adjustments above include the following:

[A]   Allocate valuation of goodwill and other intangibles at date of acquisition.
[B]   Add estimated regulatory compliance costs.
[C] Issue 32,500,000 shares of common stock and eliminate equity accounts of SUBSIDIARY.
[D]   Loan interest payable to related party
[E] Amortization of the valuation of certain intangible assets at date of acquisition which do not effect future operations.

NOTE 2 - PRO FORMA PROFIT PER SHARE

Pro forma profit per share is computed based on the number of shares outstanding, as though all Common Stock had been issued at the beginning of the period.

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                                       6

                    W3 Group, Inc. and Aftersoft Group, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                            As of September 30, 2005
                      (In thousands, except loss per share)

                                                                                   Pro
                                       W3 Group,           Aftersoft              Forma                  Pro
                                         Inc.              Group,Inc.            Increase               Forma
                                       [Parent]           [subsidiary]          (decrease)             Combined
                                    ---------------      ---------------      ---------------      ---------------
CONDENSED BALANCE SHEET
Current Assets                      $            --      $         5,656      $            --      $         5,656
Property & Equipment, Net                        --                  468                   --                  468
Intangibles                                                           --               27,152 [A]           27,152
Other Long Term Assets                           --                   39                   --                   39
                                    ---------------      ---------------      ---------------      ---------------
Total Assets                        $            --      $        33,314      $            --      $        33,314
LIABILITIES & EQUITY
Total Current Liabilities           $            --                7,624      $            40 [B]  $         7,664
Total Liabilities                                --                4,277                  (98)[A]            4,179
Total Stockholders Equity                        --               21,413                   58 [B,E,         21,471
                                                                                               D,E]
                                    ---------------      ---------------      ---------------      ---------------
Total Liabilities & Equity          $            --               33,314      $            --      $        33,314
                                    ===============      ===============      ===============      ===============
CONDENSED STATEMENT OF OPERATIONS
Revenues                                         --                4,779      $            --      $         4,779
Operating costs & expenses                       --               (4,829)                 (40)[B,E]         (4,869)
Interest and finance charges                     --                  (31)                  98 [D]               67
                                    ---------------      ---------------      ---------------      ---------------
Net income / (loss)                              --                  (82)                  58                  (24)
                                    ===============      ===============      ===============      ===============
BASIC AND DILUTED NET PROFIT
PER COMMON SHARE                                                                                   $          0.00
                                                                                                   ===============

WEIGHTED AVERAGE SHARES OUTSTANDING                                                                $        34,051
                                                                                                   ===============

NOTE 1 - PRO FORMA ADJUSTMENTS

On December 21, 2005, SUBSIDIARY was acquired by PARENT pursuant to an Agreement signed on July 19, 2005. The agreement called for PARENT to issue 32,500,000 shares of common stock to the shareholders of SUBSIDIARY for 100% of the outstanding shares of SUBSIDIARY. The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be approximately 95.4% of the ongoing shareholders of PARENT.

Pro forma adjustments above include the following:

[A]   Allocate valuation of goodwill and other intangibles at date of acquisition.
[B]   Add estimated regulatory compliance costs.
[C] Issue 32,500,000 shares of common stock and eliminate equity accounts of SUBSIDIARY.
[D]   Loan interest payable to related party
[E] Amortization of the valuation of certain intangible assets at date of acquisition which do not effect future operations.

NOTE 2 - PRO FORMA PROFIT PER SHARE

Pro forma profit per share is computed based on the number of shares outstanding, as though all Common Stock had been issued at the beginning of the period.

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WE AFTERSOFT GROUP, INC.[f/k/a W3 Group, Inc.]


                                  By: /s/ Ian Warwick
                                      ------------------------------------------
                                      Ian Warwick
                                      Chief Executive and President

Date: December [28], 2005

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

The following financial statements are incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K:

Aftersoft Group, Inc. Consolidated Financial Statements for fiscal years ended June 30, 2005 and 2004

Aftersoft Group, Inc. Consolidated Financial Statements for the three months ended September 30, 2005 and 2004

Aftersoft Group, Inc. Consolidated Financial Statements as of December 21, 2005

Aftersoft Group, Inc. Statement of Operations for the period July 1, 2005 to December 21, 2005

Exhibits Table

Exhibit
Number
-------
3(i)       Certificate of Amendment to Certificate of Incorporation of W3 Group
23.1       Consent of Corbin & Company, LLP
99.1       Aftersoft Group, Inc. Form 10-SB

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